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                                              Rule 497(d)
                                              Reg. No. 333-38826



                  Government Securities Equity Trust Series 10


                Supplement to Prospectus dated September 19, 2000



On July 25, 2000, the Board of Directors of Alliance Technology Fund, Inc. approved a change to the Fund's non-fundamental investment policies raising the Fund's limitation on investments in foreign securities from 10% to 25% of its total assets.